                                                                  EXHIBIT (a)(2)


                              LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             PRICE ENTERPRISES, INC.
                PURSUANT TO THE OFFER TO EXCHANGE AND PROSPECTUS
                              DATED OCTOBER 6, 1999

                                       OF
                            EXCEL LEGACY CORPORATION

THIS OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON NOVEMBER 3, 1999 (THE "EXPIRATION DATE"), UNLESS EXTENDED.

                  The Exchange Agent for the Exchange Offer is:
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

     By Registered or Certified Mail:                  By Hand Delivery:                     By Overnight Delivery:
     Price Enterprises Exchange Offer          Price Enterprises Exchange Offer         Price Enterprises Exchange Offer
     c/o Norwest Bank Minnesota, N.A.          c/o Norwest Bank Minnesota, N.A.         c/o Norwest Bank Minnesota, N.A.
              P.O. Box 2370                   Northstar East Building, 12th Floor               Sixth & Marquette
        Minneapolis, MN 55402-0370                  608 Second Avenue South                       MAC-N9303-120
   Attn: Customized Fiduciary Services               Minneapolis, MN 55479                    Minneapolis, MN 55479
                                              Attn: Customized Fiduciary Services      Attn: Customized Fiduciary Services

                             Facsimile Transmission:
                       Attn: Customized Fiduciary Services
                                 (612) 667-9825

                              Confirm by Telephone:
                                 (612) 316-3667

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders of Price Enterprises, Inc. ("Enterprises") if certificates representing Shares (as defined below) ("Share Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (hereinafter referred to as the "Book-Entry Transfer Facility") pursuant to the procedures set forth herein. See Instruction 2.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot comply with the book-entry transfer procedures on a timely basis, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth herein. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Exchange Agent.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                  ----------------------------------------------

    ----------------------------------------------------------------------------
    Account Number
                   -------------------------------------------------------------
    Transaction Code Number
                            ----------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED
    DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s)
                                    --------------------------------------------

    ----------------------------------------------------------------------------

    Window Ticket No. (if any)
                               -------------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery
                                                       -------------------------

    Name of Institution which Guaranteed Delivery
                                                  ------------------------------

------------------------------------- ------------------------------------------------------------------------------------
  Name(s) and Address(es) of Holder(s)
 (Please fill in, if blank, exactly as
     name(s) appear(s) on Share                             Share Certificate(s) and Share(s) Tendered
         Certificate(s))                                     (Attach additional list, if necessary)
------------------------------------- ------------------------------------------------------------------------------------
                                                                  Total Number
                                              Share                of Shares                      Number of
                                           Certificate            Evidenced by                      Shares
                                           Number(s)*         Share Certificate(s)                 Tendered
                                      ---------------------- ----------------------- -------------------------------------
                                      ---------------------- ----------------------- -------------------------------------

                                      ---------------------- ----------------------- -------------------------------------

                                      ---------------------- ----------------------- -------------------------------------

                                      ---------------------- ----------------------- -------------------------------------

                                      ---------------------- ----------------------- -------------------------------------
                                      Total Shares
--------------------------------------------------------------------------------------------------------------------------

* Need not be completed by stockholders delivering Shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Exchange Agent are being rendered hereby. See Instruction 4.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned hereby tenders to Excel Legacy Corporation, a Delaware corporation ("Legacy"), the above-described shares of Common Stock, par value $.0001 per share (the "Shares"), of Price Enterprises, Inc., a Maryland corporation ("Enterprises"), pursuant to Legacy's offer to exchange a total of $8.50 (the "Offer Price") consisting of $4.25 in cash, $2.75 in principal amount of its 9.0% Convertible Redeemable Subordinated Secured Debentures due 2004 ("Legacy Debentures") and $1.50 in principal amount of its 10.0% Senior Redeemable Secured Notes due 2004 ("Legacy Notes"), for each Share, upon the terms and subject to the conditions set forth in the Offer to Exchange and Prospectus, dated October 6, 1999 (the "Offer to Exchange"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Exchange, as each may be amended and supplemented from time to time, constitute the "Offer").

     The cash, Legacy Debentures and Legacy Notes will accrue interest from August 15, 1999. The cash will accrue interest at the rate of 8.0% per annum, and will be paid together with the cash portion of the Offer Price. Instead of issuing Legacy Debentures and Legacy Notes with a principal amount of other than $1,000 or an integral multiple of $1,000, Legacy will pay cash for amounts that are below a multiple of $1,000 ("Fractional Debentures/Notes"). Such cash payable in respect of Fractional Debentures/Notes will not bear interest. The undersigned acknowledges that no interest will be paid on the cash portion of the Offer Price for periods beyond the Expiration Date, regardless of any extension of the Offer or any delay in making such payment. Interest will be paid on the Legacy Debentures and Legacy Notes as described in the Offer to Exchange.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of Legacy all right, title and interest in and to all the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect thereof (a "Distribution") and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Legacy, (b) present such Shares (and any Distributions) for transfer on the books of Enterprises, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints designees of Legacy as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole judgment deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Legacy prior to the time of any vote or other action (and any Distributions), at any meeting of stockholders of Enterprises (whether annual or special and whether or not an adjourned meeting) or otherwise. This power of attorney and proxy are irrevocable, are coupled with an interest in the Shares tendered hereby, and are granted in consideration of, and effective upon, the acceptance for payment of such Shares by Legacy in accordance with the terms of the Offer. Such acceptance for payment shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distributions), and no subsequent proxies will be given or written consents executed by the undersigned (and if given or executed, will not be deemed effective).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that when the same are accepted for payment by Legacy, Legacy will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Legacy to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions). All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     The undersigned understands that the tender of Shares pursuant to the procedures described in the Offer to Exchange under the captions "The Exchange Offer--Exchange of Cash, Debentures and Notes for the Enterprises Common Stock" and "Book Entry Transfer Procedures" and "--Guaranteed Delivery Procedures" and in the instructions hereto will constitute an agreement between the undersigned and Legacy upon the terms and subject to the conditions of the Offer.

     The undersigned understands that Legacy reserves the absolute right to reject any or all tenders of any particular Shares not in appropriate form or the acceptance of which would, in the opinion of Legacy's counsel, be unlawful and to waive any of the conditions of the Offer or any defect or irregularity in the tender of any Shares, and the Company's interpretation of the terms and conditions of the Offer will be final.

     Unless otherwise indicated in the box entitled "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Share Certificates evidencing any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of any Shares purchased and return any Share Certificates evidencing any Shares not tendered or not purchased in the name(s) of, and mail said check and Share Certificates to, the person(s) so indicated. The undersigned acknowledges that Legacy has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if Legacy does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if the check, Legacy Debentures and Legacy Notes representing the Offer Price for Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

Issue:  [ ]    Check, Legacy Debentures and Legacy Notes; and/or

        [ ]    Share Certificate(s) to:

Name:
      --------------------------------------------------------------------------
                                    (Please Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)
                            (See Substitute Form W-9)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the DTC account set forth below:

Account Number
               -----------------------------------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 1, 5, 6 and 7)

     To be completed ONLY if the check, Legacy Debentures and Legacy Notes representing the Offer Price for Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under the undersigned's signature.

Issue:  [ ]    Check, Legacy Debentures and Legacy Notes; and/or

        [ ]    Share Certificate(s) to:

Name:
      --------------------------------------------------------------------------
                                    (Please Print)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (Zip Code)

--------------------------------------------------------------------------------
               (Taxpayer Identification or Social Security Number)
                            (See Substitute Form W-9)

                                    IMPORTANT

                             STOCKHOLDERS: SIGN HERE
            (PLEASE COMPLETE AND SIGN SUBSTITUTE FORM W-9 ON REVERSE)

SIGN HERE:
           ---------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Signature(s) of Holder(s)

                             Dated: ________________

     (Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on the Share Certificate(s) or on a security position listing or by a person(s) authorized to become the registered holder(s) of such Share Certificate(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):
         -----------------------------------------------------------------------
                                       (Please Print)

Capacity (full title):
                       ---------------------------------------------------------
Address:
         -----------------------------------------------------------------------
                                                              (Include Zip Code)

Area Code and Telephone No.:
                             ---------------------------------------------------
Taxpayer Identification or
  Social Security No.:
                       ---------------------------------------------------------
                    (See Substitute Form W-9 on reverse side)


                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 5)

Authorized Signature:
                       ---------------------------------------------------------
Name:
      --------------------------------------------------------------------------
                              (Please Type or Print)
Title:
       -------------------------------------------------------------------------
Name of Firm:
              ------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                                                              (Include Zip Code)
Area Code and Telephone No.:
                             ---------------------------------------------------
Dated:
       -------------------------------------------------------------------------

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on all Letters of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or by any other bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-5 under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution"), unless the Shares tendered thereby are tendered (i) by a registered holder of Shares who has not completed either the box labeled "Special Payment Instructions" or the box labeled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. See Instruction 5. If Share Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner or owners, then the tendered Share Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Share Certificates, with the signatures on the Share Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Delivery of Letter of Transmittal and Share Certificates; Book Entry Confirmation; Guaranteed Delivery. This Letter of Transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent's Message (defined below) is utilized, if the delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth below. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of all Shares delivered electronically ("Book-Entry Confirmation"), as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or an Agent's Message in the case of a book-entry transfer, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Transmittal by the Expiration Date. Stockholders who cannot deliver their Share Certificates and all other required documents to the Exchange Agent by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth below. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Legacy, must be received by the Exchange Agent prior to the Expiration Date; and (c) Share Certificates for all tendered Shares, in proper form for tender, or Book-Entry Confirmation, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three Nasdaq National Market ("Nasdaq") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Exchange. A "trading day" is any day on which Nasdaq is open for business.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. By execution of this Letter of Transmittal (or a manually signed facsimile thereof), all tendering stockholders waive any right to receive any notice of the acceptance of their Shares for payment.

     Notwithstanding any other provision hereof, payment for Shares accepted for payment pursuant to the Offer will in all cases be made only after timely receipt by the Exchange Agent of (i) certificates for such Shares or a Book-Entry Confirmation, (ii) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with all required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message and (iii) any other documents required by the Letter of Transmittal.

     Book-Entry Transfer. The Exchange Agent will make a request to establish an account with respect to the Shares at the Book-Entry Transfer Facility for purposes of the Offer within two business days after the date of this Offer to Exchange. Any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of Shares by causing the Book-Entry Transfer Facility to transfer such Shares into the Exchange Agent's account at the Book-Entry Transfer Facility in accordance with such Book-Entry Transfer Facility's procedures for transfer. Although delivery of Shares may be effected through book-entry at the Book-Entry Transfer Facility prior to the Expiration Date, (i) the Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (defined below) in connection with a book-entry transfer, and any other required documents, must, in any case, be transmitted to and received by the Exchange agent at one of its addresses set forth on the cover of this Letter of Transmittal prior to the Expiration Date or
(ii) the guaranteed delivery procedures described below must be complied with.

     The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares that are the subject of the Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Legacy may enforce such agreement against the participant.

     Guaranteed Delivery. If a stockholder desires to tender Shares pursuant to the Offer and such stockholder's certificates for Shares are not immediately available or time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, such Shares may nevertheless be tendered if all of the following guaranteed delivery procedures are duly complied with:
(i) the tender is made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Legacy herewith, is received by the Exchange Agent, as provided below, prior to the Expiration Date; and (iii) the certificates for all tendered Shares, in proper form for transfer (or a Book-Entry Confirmation), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), and any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by the Letter of Transmittal are received by the Exchange Agent within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery.

     3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

     4. Partial Tenders. If fewer than all of the Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Share Certificate for the remainder of the Shares represented by the old Share Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions," as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Share Certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificate(s) or separate stock powers are required, unless payment of the purchase price is to be made, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signature(s) on any such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Legacy of the authority of such person to so act must be submitted.

     6. Stock Transfer Taxes. Legacy will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s) of such Shares, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the cash portion of the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE SHARE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If the check, Legacy Debentures or Legacy Notes representing the purchase price of any Shares purchased are to be issued, or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any Share Certificate(s) evidencing Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility.

     8. Substitute Form W-9. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a stockholder tendering Shares in the Offer must, unless an exemption applies, provide the Exchange Agent with such stockholder's correct taxpayer identification number (i.e., social security number or employer identification number ("TIN")) on Substitute Form W-9 below in this Letter of Transmittal, certifying under penalties of perjury that the TIN provided on Substitute Form W-9 is correct (or that the stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the Internal Revenue Service (the "IRS") that such stockholder is subject to backup withholding as a result of the failure to report all interest or dividend, or
(iii) the IRS has notified the stockholder that such stockholder is no longer subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the IRS may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding may be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Exchange Agent the TIN of the record holder of the Shares. If the holder of Shares is an individual, the correct TIN is his or her social security number. In other cases, the correct TIN may be the employer identification number of the record holder of the Shares tendered hereby. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part III of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts will be refunded to such stockholder if a TIN is provided to the Exchange Agent within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part II of Substitute W-9 and sign and date the form. Noncorporate foreign stockholder must complete and sign a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Exchange Agent, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     9. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address and telephone number set forth on the inside front cover of the Offer to Exchange. Additional copies of the Offer to Exchange, the Letter of Transmittal, the Notice of Guaranteed Delivery and other related materials may be obtained from the Information Agent or from brokers, dealers, commercial banks and trust companies.

    THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                             Payer's Name:  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
------------------------------------------------------------------------------------------------------------------------------------
                                             Name:

                                             ---------------------------------------------------------------------------------------

                                             Business name, if different from above:
                                             ---------------------------------------------------------------------------------------

                                             Check appropriate box: [ ] Individual/Sole Proprietor [ ] Corporation
                                                                    [ ] Partnership [ ] Other 4

                                             ---------------------------------------------------------------------------------------
                                             Address (number, street, and apt. or suite no.):

                                             ---------------------------------------------------------------------------------------
                                             City, State and ZIP code:

                                             ---------------------------------------------------------------------------------------
SUBSTITUTE                                   PART I --  PLEASE  PROVIDE  YOUR  TIN IN THE BOX AT
FORM W-9                                     RIGHT AND CERTIFY BY SIGNING AND DATING BELOW          Social security number(s) or
DEPARTMENT OF THE TREASURY                                                                        Employer identification number(s)
INTERNAL REVENUE SERVICE
                                                                                                  ---------------------------------

PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN)                  PART II --  Certification  -- Under penalty of perjury,  I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal
                                             Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                             Certification instructions -- You must cross out                          PART III
                                             item (2) in Part II above if you have been
                                             notified by the IRS that you are subject to backup                    Awaiting TIN [ ]
                                             withholding because of underreporting
                                             interest or  dividends on your tax returns. However, if
                                             after being notified by the IRS that you were subject to
                                             backup withholding you received another notification
                                             from the IRS stating that you are no longer subject to
                                             backup withholding, do not cross out such item (2).

Signature                                                                                                 Date
          --------------------------------------------------------------------------------------------          --------------------

------------------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 WILL RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                    BOX IN PART III OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Exchange Agent, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature                                           Date
          ---------------------------------------       ------------------------

                     The Information Agent for the Offer is:

                              D.F. KING & CO., INC.
                                 77 WATER STREET
                             NEW YORK, NY 10005-4496
                                 (800) 659-6590